Exhibit 99.1
Innventure Reports First Quarter 2026 Results

5.14.26

Strong start to 2026 driven by commercial momentum across Innventure’s three operating companies

General and administrative expenses declined 35% year over year, demonstrating continued progress on cost discipline

Execution and financial progress in the quarter reinforce confidence that 2026 represents an inflection year

ORLANDO, Fla., May 14, 2026 (GLOBAL NEWSWIRE) – Innventure, Inc. (NASDAQ: INV) (“Innventure”), an industrial growth conglomerate, today announced financial results for the quarter ended March 31, 2026.
“We entered 2026 with strong momentum, and the first quarter reflects a company that is executing across multiple fronts,” said Bill Haskell, Chief Executive Officer. “Across our operating companies, we are seeing tangible commercial progress, improving financial discipline, and growing validation of our model. This is the result of years of focused work turning innovative technologies into scalable businesses, and we believe we are off to a strong start in 2026 as we continue building long-term value for shareholders.
Conference Call and Webcast
A conference call to discuss these results has been scheduled for 5:00 pm ET today, May 14, 2026.
The event will be webcasted live via our investor relations website https://ir.innventure.com/ or via this link.
Innventure has posted a slide presentation to accompany the prepared remarks to its investor relations website https://ir.innventure.com/.
In response to recent investor feedback, Innventure has also posted a comprehensive question and answer document to the presentations page of its investor relations website https://ir.innventure.com/news-events/presentations.
About Innventure
Innventure, Inc. (NASDAQ: INV), an industrial growth conglomerate, focuses on building companies with billion-dollar valuations by commercializing breakthrough technology solutions. By systematically creating and operating industrial enterprises from the ground up, Innventure participates in early-stage economics and provides industrial operating expertise designed for global scale. Innventure’s approach seeks to uniquely bridge the ”Valley of Death" between corporate innovation and commercialization through its distinctive combination of value-driven multinational partnerships, operational experience, and scaling expertise.
Non-GAAP Financial Measures
We use certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (GAAP) to supplement our consolidated financial statements. These non-GAAP financial measures provide additional information to investors to facilitate comparisons of past and present operating results, identify trends in our underlying operating performance, and offer greater transparency on how we evaluate our business activities. These measures are integral to our processes for budgeting, managing operations, making strategic decisions, and evaluating our performance.
Our primary non-GAAP financial measures are EBITDA and Adjusted EBITDA. We define EBITDA as net income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash items, non-recurring expenses, and other items that are not indicative of our core operating activities. These may include stock-based compensation, acquisition costs, and other financial items. We believe Adjusted EBITDA is valuable for investors and analysts as it provides additional insight into our operational performance, excluding the impacts of certain financing, investing, and other non-operational activities. This measure helps in comparing our current operating results with prior periods and with those of other companies in our industry. It is also used internally for allocating resources efficiently, assessing the economic outcomes of acquisitions and strategic decisions, and evaluating the performance of our management team.

There are limitations to Adjusted EBITDA, including its exclusion of cash expenditures, future requirements for capital expenditures and contractual commitments, and changes in or cash requirements for working capital needs. Adjusted EBITDA also omits significant interest expenses and related cash requirements for interest and payments. While depreciation and amortization are non-cash charges, the associated assets will often need to be replaced in the future, and Adjusted EBITDA does not reflect the cash required for such replacements. Additionally, Adjusted EBITDA does not account for income or other taxes or necessary cash tax payments.
Investors should use caution when comparing our non-GAAP measure to similar metrics used by other companies, as definitions can vary. Adjusted EBITDA should not be considered in isolation or as a substitute for GAAP financial measures.
In presenting Adjusted EBITDA, we aim to provide investors with an additional tool for assessing the operational performance of our business. It serves as a useful complement to our GAAP results, offering a more comprehensive understanding of our financial health and operational efficiencies.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.
These risks and uncertainties include, but are not limited to, those factors described in Innventure’s public filings with the U.S. Securities and Exchange Commission, including but not limited to the following: Innventure’s and its subsidiaries’ ability to execute on their strategies, book sales and achieve future financial performance; developments and projections relating to Innventure’s and its subsidiaries’ competitors and industry; the implementation, adoption, market acceptance and success of Innventure’s and its subsidiaries’ products, business models and growth strategies; Innventure’s and its subsidiaries’ ability to generate sufficient revenue and operating cash flow; the timing and magnitude of expected cash expenditures; the availability, timing and terms of additional financing, including debt or equity financing; market conditions affecting access to capital; potential dilution resulting from future financings; Innventure’s ability to successfully implement cost reduction initiatives; changes in economic conditions; competitive pressures; regulatory developments; Innventure’s ability to maintain control over its subsidiaries.
Forward‑looking statements speak only as of the date of this release, and Innventure undertakes no obligation to update them except as required by law.
Investor Relations Contact: Kyle Nagarkar, Solebury Strategic Communications
investorrelations@innventure.com
Media Contact: Laurie Steinberg, Solebury Strategic Communications
press@innventure.com

Innventure, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share amounts)

	March 31, 2026	December 31, 2025
Assets
Cash and cash equivalents	$55,367	$60,449
Restricted cash	5,000	5,000
Accounts receivable	840	1,094
Due from related parties	14,917	11,840
Inventories	1,562	1,604
Prepaid expenses and other current assets	4,138	3,167
Total Current Assets	81,824	83,154
Investments	27,474	28,741
Property, plant and equipment, net	2,298	1,941
Intangible assets, net	155,133	160,537
Goodwill	323,463	323,463
Other assets	1,291	1,351
Total Assets	$591,483	$599,187
Liabilities and Stockholders' Equity
Accounts payable	$3,001	$2,551
Accrued employee benefits	4,480	11,343
Accrued expenses	2,929	7,386
Contract liabilities	275	947
Notes payable - current	7,440	12,846
Term convertible note, current	7,956	7,890
Convertible promissory note, current	4,369	4,331
Patent installment payable - current	825	700
Obligation to issue equity	38	119
Warrant liability	27,815	27,458
Income taxes payable	52	23
Other current liabilities	667	682
Total Current Liabilities	59,847	76,276
Notes payable, net of current portion	6,940	8,327
Earnout liability	3,470	3,890
Stock-based compensation liability	242	239
Patent installment payable, net of current	11,550	12,375
Deferred income taxes	10,782	13,848
Other liabilities	503	556
Total Liabilities	93,334	115,511
Commitments and Contingencies (Note 16)
Stockholders' Equity
Preferred stock, $0.0001 par value, 25,000,000 shares authorized;
Series B Preferred Stock, $0.0001 par value, 3,000,000 shares designated, 35,792 and 33,144 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively.	—	—
Series C Preferred Stock, $0.0001 par value, 5,000,000 shares designated, 159,270 shares issued and outstanding as of March 31, 2026 and 150,000 shares issued and outstanding as of December 31, 2025.	—	—
Common Stock, $0.0001 par value, 250,000,000 shares authorized, 80,094,894 and 67,743,847 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively.	8	7
Additional paid-in capital	617,017	577,070
Accumulated other comprehensive gain (loss)	(1,172)	(1,260)
Accumulated deficit	(392,408)	(371,603)
Total Innventure, Inc., Stockholders’ Equity	223,445	204,214
Non-controlling interest	274,704	279,462
Total Stockholders' Equity	498,149	483,676
Total Liabilities and Stockholder’s Equity	$591,483	$599,187

Innventure, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except share and per share amounts)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Revenue	$1,443	$224

Operating Expenses
Cost of sales	5,253	184
General and administrative	12,750	19,676
Sales and marketing	2,897	2,096
Research and development	7,840	6,253
Goodwill impairment	—	233,213
Total Operating Expenses	28,740	261,422

Loss from Operations	(27,297)	(261,198)

Non-operating (Expense) and Income
Interest expense, net	(989)	(1,538)
Net gain (loss) from investments	69	—
Change in fair value of financial liabilities	63	16,429
Equity method investment (loss) income	(1,516)	(6,756)
Realized gain on conversion of available for sale investment	—	1,507
Loss on extinguishment of debt	(977)	—
Loss on extinguishment of related party debt	—	(3,538)
Miscellaneous other expense	(175)	21
Total Non-operating Income (Expense)	(3,525)	6,125
Loss before Income Taxes	(30,822)	(255,073)
Income tax expense (benefit)	(3,039)	(1,399)
Net Loss	(27,783)	(253,674)
Less: net loss attributable to
Non-redeemable non-controlling interest	(6,978)	(110,677)
Net Loss Attributable to Innventure, Inc. Stockholders / Innventure LLC Unitholders	(20,805)	(142,997)

Basic and diluted loss per share	$(0.27)	$(3.10)
Basic and diluted weighted average common shares	77,829,187	46,252,922

Innventure, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31, 2026		Three Months Ended March 31, 2025
Cash Flows Used in Operating Activities
Net loss	$(27,783)		$(253,674)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	4,832		5,841
Interest income on debt securities - related party	(91)		(91)
Change in fair value of financial liabilities	(63)		(16,429)
Non-cash interest expense on notes payable	706		510
Net gain on investments	(69)		—
Accrued unpaid interest on note payable	130		—
Equity method investment loss (income)	1,516		6,756
Realized gain on conversion of available for sale investments	—		(1,507)
Loss on extinguishment of debt	977		—
Deferred income taxes	(3,067)		(1,899)
Loss on Disposal of PPE	223		—
Depreciation and amortization	5,671		5,548
Goodwill impairment	—		233,213
Other costs, net	130		61
Changes in operating assets and liabilities:
Accounts receivable	254		46
Prepaid expenses and other current assets	(4,046)		(122)
Inventory	42		(42)
Accounts payable	451		1,587
Accrued employee benefits	(6,863)		1,943
Accrued expenses	(5,503)		565
Stock-based compensation liability	3		(442)
Income taxes payable	29		500
Other current liabilities	(138)		(73)
Contract liabilities	(672)		—
Patent installment payable	(700)		(525)
Net Cash Used in Operating Activities	(34,031)		(14,696)

Cash Flows (Used in) Provided by Investing Activities
Investment in available-for-sale debt securities - equity method investee	—		(2,337)
Acquisition of property, plant and equipment	(846)		(917)
Net Cash (Used in) Provided by Investing Activities	(846)		(3,254)

Cash Flows Provided by Financing Activities
Proceeds from issuance of equity, net of issuance costs	37,207		3,675
Proceeds from the issuance of equity to non-controlling interest, net of issuance costs	—		4,907
Payment of debts	(7,412)		(300)
Repurchase of preferred stock	—		(50)
Distributions to Stockholders	—		(26)
Cash Flows Provided by Financing Activities	29,795		8,206

Net Decrease in Cash, Cash Equivalents and Restricted Cash	(5,082)	—	(9,744)
Cash, Cash Equivalents and Restricted Cash Beginning of period	65,449		11,119
Cash, Cash Equivalents and Restricted Cash End of period	$60,367		$1,375

Innventure, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
Supplemental Cash Flow Information
Cash paid for interest	$699	$1,127
Supplemental Disclosure of Noncash Financing Information
Conversion of working capital loans to equity method investee into investments in debt securities - related party	—	4,375
Unrealized gain on investments in debt Securities - related party through OCI	91	909
Extinguishment of debt with Series C Preferred Stock	—	14,000
Contribution of Series C Preferred Stock to equity method investee	—	5,783
Conversion of AFX available-for-sale term loan into equity method investments	—	8,757
Issuance of common stock as repayment of convertible debt	1,090	—
Issuance of vested RSUs	1,032	—
Issuance of stock in exchange for services	11	4,002
Equity reallocation between non-controlling interest and additional paid-in capital	—	26,304

Innventure, Inc. and Subsidiaries
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended March 31, 2026		Three Months Ended March 31, 2025
Net loss	$(27,783)		(253,674)
Interest expense, net(1)	989		1,538
Depreciation and amortization expense	5,671		5,548
Income tax expense (benefit)	(3,039)		(1,399)
EBITDA	(24,162)	—	(247,987)
Transaction and other related costs(2)	—		—
Change in fair value of financial liabilities(3)	(63)		(16,429)
Stock-based compensation(4)	4,832		5,841
Goodwill impairment(5)	—		233,213
Loss on extinguishment of debt(6)	977		—
Loss on extinguishment of related party debt(7)	—		3,538
Loss on conversion of promissory notes	—		—
Adjusted EBITDA	(18,416)		(21,824)
(1) Interest Expense, net, includes interest incurred on our various borrowing facilities and the amortization of debt issuance costs.
(2) Change in fair value of financial liabilities – For the three months ended March 31, 2026 and 2025, the change in fair value of financial liabilities primarily consists of the change in fair value of the warrant liability, the earnout liability and the embedded derivatives in various instruments.
(3) Stock based compensation – For the three months ended March 31, 2026 and 2025, stock based compensation primarily consisted of awards in the 2024 Equity and Incentive Plan. These awards consisted of Stock Options, Restricted Stock Units, and Stock Appreciation Rights. Further, a portion of this expense was related to share-based payment employee incentive plans in existence at subsidiaries.
(4) Goodwill impairment - For the three months ended March 31, 2025. the Company recognized goodwill impairment due to sustained decreases in the Company’s publicly quoted share price and market capitalization, which were, at least in part, sensitive to the general downward volatility experienced in the stock market from late February 2025.
(5) Loss on extinguishment of debt - For the three months ended March 31, 2026 the Company repaid the Convertible Debentures resulted in an aggregate of $1.0 million loss on extinguishment of debt. There was no loss on extinguishment of debt for three months ended March 31, 2025. (6) Loss on extinguishment of related party debt - For the three months ended March 31, 2025, the Company extinguished certain related party debts by issuing Series C Preferred Stock. There was no loss on extinguishment of related party debt for the three months ended March 31, 2026.